===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 1996



   Commission File Number: 1-6828             Commission File Number: 1-7959

          STARWOOD LODGING                            STARWOOD LODGING
                TRUST                                   CORPORATION

    (Exact name of registrant as               (Exact name of registrant as
     specified in its charter)                   specified in its charter)

              Maryland                                   Maryland
    (State or other jurisdiction               (State or other jurisdiction
  of incorporation or organization)          of incorporation or organization)

             52-0901263                                 52-1193298
(I.R.S. employer identification no.)       (I.R.S. employer identification no.)

  11835 W. Olympic Blvd., Suite 695          11835 W. Olympic Blvd., Suite 675
    Los Angeles, California 90064              Los Angeles, California 90064
   (Address of principal executive            (Address of principal executive
    offices, including zip code)               offices, including zip code)

           (310) 575-3900                             (310) 575-3900
   (Registrant's telephone number,            (Registrant's telephone number,
        including area code)                       including area code)

===============================================================================

===============================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On April 26, 1996, Starwood Lodging Trust and Starwood Lodging Corporation announced jointly that they completed the acquisition of the three Doubletree Guest Suite hotels located in Irving, Texas; Ft. Lauderdale, Florida; and Tampa, Florida.

         A copy of the press release is filed as an exhibit to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired. See Index to Financial Statements (page F -1).

         (b) Pro Forma Financial Information. See Index to Financial Statements (page F -1).

EXHIBITS.

         23.1     Independent accountants consent

         99.1     Form of press release dated April 30, 1996

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


STARWOOD LODGING TRUST                   STARWOOD LODGING CORPORATION




By:______________________________             By:______________________________
   Ronald C. Brown                               Alan M. Schnaid
   Vice President and                            Corporate Controller
   Chief Financial Officer                       Principal Accounting Officer



Date:    May 3, 1996

                          INDEX TO FINANCIAL STATEMENTS


STARWOOD LODGING TRUST AND STARWOOD LODGING
  CORPORATION -- PRO FORMA
Combined and Separate Balance Sheets at December 31, 1995...............................................    F-2
Notes to the Pro Forma Balance Sheets...................................................................    F-5
Combined and Separate Statements of Operations for the year ended December 31, 1995.....................    F-6
Notes to Pro Forma Statements of Operations ............................................................   F-10

GUARANTEED HOTEL INVESTORS 1985, L.P.
Report of Independent Public Accountants................................................................   F-14
Statement of Net Assets of Hotel Operations.............................................................   F-15
Statement of Hotel Operating Revenue and Expenses for the year ended December 31, 1995..................   F-16
Statement of Hotel Cash Flows...........................................................................   F-17
Notes to Financial Statements...........................................................................   F-18

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA BALANCE SHEETS
DECEMBER 31, 1995

                                                      Historical
                                                       Starwood                                     Starwood
                                                        Lodging                  GHI                 Lodging
                                                       Combined              Properties             Combined
                                                     -------------          -----------          -------------
                                                          (A)                    (B)
ASSETS

Hotel assets held for sale - net................     $  21,063,000          $                    $  21,063,000
Hotel assets - net..............................       315,895,000           73,500,000            389,395,000
                                                     -------------          -----------          -------------
                                                       336,958,000           73,500,000            410,458,000
Mortgage notes receivable, net..................        79,261,000                                  79,261,000
Investments in joint ventures...................         2,858,000                                   2,858,000
                                                     -------------          -----------          -------------

    Total real estate investments...............       419,077,000           73,500,000            492,577,000
Cash and cash equivalents.......................         9,332,000                                   9,332,000
Accounts and interest receivable................         9,595,000                                   9,595,000
Notes receivable, net...........................         1,796,000                                   1,796,000
Inventories, prepaid expenses and other assets..        20,194,000                                  20,194,000
                                                     -------------          -----------          -------------
                                                     $ 459,994,000          $73,500,000          $ 533,494,000
                                                     =============          ===========          =============

LIABILITIES AND SHAREHOLDERS'
  EQUITY

LIABILITIES
Secured notes payable and revolving line of
  credit........................................     $ 119,100,000          $73,500,000          $ 192,600,000
Mortgage and other notes payable................         4,385,000                                   4,385,000
Accounts payable and other liabilities..........        19,022,000                                  19,022,000
Dividends and distributions payable.............         9,284,000                                   9,284,000
                                                     -------------          -----------          -------------
                                                       151,791,000           73,500,000            225,291,000
                                                     -------------          -----------          -------------

Commitments and contingencies

MINORITY INTEREST...............................        92,735,000                                  92,735,000
                                                     -------------          -----------          -------------

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
  $0.01 par value; authorized
  30,000,000 shares; outstanding
  13,825,000 shares.............................           138,000                                     138,000
Corporation common stock, $0.01 par
  value; authorized 30,000,000 shares;
  outstanding 13,825,000 shares.................           138,000                                     138,000
Additional paid-in capital......................       434,107,000                                 434,107,000
Accumulated deficit.............................      (218,915,000)                               (218,915,000)
                                                     -------------          -----------          -------------
                                                       215,468,000                                 215,468,000
                                                     -------------          -----------          -------------
                                                     $ 459,994,000          $73,500,000          $ 533,494,000
                                                     =============          ===========          =============

STARWOOD LODGING TRUST
UNAUDITED COMBINED PRO FORMA BALANCE SHEETS
DECEMBER 31, 1995

                                                        Historical                                   Pro Forma
                                                         Starwood                                    Starwood
                                                         Lodging                GHI                  Lodging
                                                          Trust              Properties               Trust
                                                      -------------          -----------          -------------
                                                           (A)                  (B)
ASSETS

Hotel assets held for sale - net................      $  20,547,000          $                    $  20,547,000
Hotel assets - net..............................        221,063,000           73,500,000            294,563,000
                                                      -------------          -----------          -------------
                                                        241,610,000           73,500,000            315,110,000
Mortgage notes receivable, net..................         79,261,000                                  79,261,000
Mortgage Notes Receivable - Corporation.........         68,486,000                                  68,486,000
Investments in joint ventures...................          2,841,000                                   2,841,000
                                                      -------------          -----------          -------------

    Total real estate investments...............        392,198,000           73,500,000            465,698,000
Cash and cash equivalents.......................            710,000                                     710,000
Rent and interest receivable....................          1,841,000                                   1,841,000
Notes receivable, net...........................          1,232,000                                   1,232,000
Notes receivable - Corporation..................         17,978,000                                  17,978,000
Prepaid expenses and other assets...............         11,778,000                                  11,778,000
                                                      -------------          -----------          -------------

                                                      $ 425,737,000          $73,500,000          $ 499,237,000
                                                      =============          ===========          =============

LIABILITIES AND SHAREHOLDERS'
  EQUITY

LIABILITIES
Secured notes payable and revolving line of
  credit........................................      $ 119,100,000          $73,500,000          $ 192,600,000
Mortgage and other notes payable................            100,000                                     100,000
Accounts payable and other liabilities..........          4,412,000                                   4,412,000
Dividends and distributions payable.............          9,284,000                                   9,284,000
                                                      -------------          -----------          -------------

                                                        132,896,000           73,500,000            206,396,000
                                                      -------------          -----------          -------------

Commitments and contingencies

MINORITY INTEREST...............................         88,113,000                                  88,113,000
                                                      -------------          -----------          -------------

SHAREHOLDERS' EQUITY
Trust shares of beneficial interest,
  $0.01 par value; authorized
  3000,000 shares; outstanding
  13,825,000 shares.............................            138,000                                     138,000
Additional paid-in capital......................        354,619,000                                 354,619,000
Accumulated deficit.............................       (150,029,000)                               (150,029,000)
                                                      -------------          -----------          -------------

                                                        204,728,000                                 204,728,000
                                                      -------------          -----------          -------------

                                                      $ 425,737,000          $73,500,000          $ 499,237,000
                                                      =============          ===========          =============

STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA BALANCE SHEETS
DECEMBER 31, 1995

                                                       Historical                               Pro Forma
                                                       Starwood                                 Starwood
                                                        Lodging               GHI                Lodging
                                                      Corporation          Properties          Corporation
                                                     ------------          ----------          ------------
                                                          (A)                 (B)
ASSETS

Hotel assets held for sale - net..................   $    516,000                              $    516,000
Hotel assets - net................................     94,832,000                                94,832,000
                                                     ------------          ----------          ------------
                                                       95,348,000                                95,348,000
Investments in joint ventures.....................         17,000                                    17,000
                                                     ------------          ----------          ------------

    Total real estate investments.................     95,365,000                                95,365,000
Cash and cash equivalents.........................      8,622,000                                 8,622,000
Accounts and interest receivable..................      7,754,000                                 7,754,000
Notes receivable, net.............................        564,000                                   564,000
Inventories, prepaid expenses and other assets....      8,416,000                                 8,416,000
                                                     ------------          ----------          ------------

                                                     $120,721,000                              $120,721,000
                                                     ============          ==========          ============

LIABILITIES AND SHAREHOLDERS'
  EQUITY

LIABILITIES
Mortgage and other notes payable..................   $  4,285,000                              $  4,285,000
Mortgage notes payable - Trust....................     68,486,000                                68,486,000
Notes payable - Trust.............................     17,978,000                                17,978,000
Accounts payable and other liabilities............     14,610,000                                14,610,000
                                                     ------------          ----------          ------------

                                                      105,359,000                               105,359,000
                                                     ------------          ----------          ------------

Commitments and contingencies

MINORITY INTEREST.................................      4,622,000                                 4,622,000
                                                     ------------          ----------          ------------

SHAREHOLDERS' EQUITY
Corporation common stock, $0.01 par
  value; authorized 30,000,000 shares;
  outstanding 13,825,000 shares...................        138,000                                   138,000
Additional paid-in capital........................     79,488,000                                79,488,000
Accumulated deficit...............................    (68,886,000)                              (68,886,000)
                                                     ------------          ----------          ------------

                                                       10,740,000                                10,740,000
                                                     ------------          ----------          ------------

                                                     $120,721,000                              $120,721,000
                                                     ============          ==========          ============

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                       NOTES TO THE UNAUDITED COMBINED AND
                        SEPARATE PRO FORMA BALANCE SHEETS
                              AT DECEMBER 31, 1995


NOTE 1.  BASIS OF PRESENTATION

(A) The Trust and the Corporation have unilateral control of SLT Realty Limited Partnership ("Realty") and SLC Operating Limited Partnership ("Operating" and, together with Realty the "Partnerships"), respectively, and therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Companies" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2.  ACQUIRED PROPERTY

(B) On April 26, 1996 the Companies completed the purchase of the 308-room Doubletree Guest Suites located in Irving, Texas ("DFW Airport"), the 254-room Doubletree Guest Suites Located in Ft. Lauderdale, Florida ("Cypress Creek") and the 260-room Doubletree Guest Suites located in Tampa, Florida ("Westshore") (collectively the "GHI Properties").

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                             PRO FORMA COMBINED AND
                        SEPARATE STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)

         Effective January 1, 1995, Starwood Lodging Trust (the "Trust") and Starwood Lodging Corporation (the "Corporation" and collectively, "the Companies") consummated the previously announced reorganization (the "Reorganization") with Starwood Capital Group, L.P. and its affiliates (collectively "Starwood Capital"). On July 6, 1995, the Trust and the Corporation completed a public offering (the "Offering") of 11,787,500 paired shares. Net proceeds from the Offering of approximately $245.7 million together with proceeds from a financing facility and cash on hand were used as follows: approximately $206.5 million was used to repay existing indebtedness, including $10 million which was used by Realty to purchase the first trust deed on Operating's Milwaukee hotel, and approximately $53.8 million was used for the acquisition of the 462-room Sheraton Colony Square in Atlanta, Georgia and the 224-room Embassy Suites in Tempe, Arizona. On September 20, 1995, the Companies acquired the 652-room Doral Inn in New York, New York for $43.3 million. On October 31, 1995, the Companies acquired the 364-room Terrace Garden Inn and 180-room Lenox Inn for $27.9 million and $9 million, respectively. Both properties are located in Atlanta, Georgia. On November 30, 1995, the Companies acquired the 206-room Calverton Holiday Inn in Beltsville, Maryland, for $11.5 million.

         Due to the impact of the Offering and the acquisitions of properties acquired, the historical results of operations and earnings per share are not indicative of future results of operations and earnings per share. The following Unaudited Combined and Separate Pro Forma Statement of Operations for the year ended December 31, 1995 gives effect to the Offering and the related acquisitions of the Sheraton Colony Square in Atlanta, Georgia, the Embassy Suites in Tempe, Arizona, the Omni Europa in Chapel Hill, North Carolina and the GHI Properties as of the beginning of the year. Pro forma results include the results of the other properties acquired in 1995 (the Doral Inn in New York, New York - acquired on September 20, the Terrace Garden and Lenox Inn in Atlanta, Georgia - acquired on October 31, and the Holiday Inn in Beltsville, Maryland - acquired on November 30) from their respective dates of acquisition. The pro forma information is based upon historical information and does not purport to present what actual results would have been had such transactions, in fact, occurred at the beginning of each period presented, or to project results for any future period.

STARWOOD LODGING TRUST AND STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                  Historical                                                         Pro Forma
                                                   Starwood                                                          Starwood
                                                    Lodging               Acquired            Pro Forma              Lodging
                                                   Combined             Properties           Adjustments             Combined
                                                 ------------          -----------          -------------          ------------
                                                     (A)                   (B)
REVENUE
Hotel..........................................  $121,250,000          $37,421,000          $                      $158,671,000
Gaming.........................................    26,929,000                                                        26,929,000
Interest from mortgage and other notes.........    10,905,000                                                        10,905,000
Management fees and other income...............     1,966,000                                                         1,966,000
Income from joint ventures and
  rents from leased hotel properties...........       791,000                                                           791,000
Loss on sales of hotel assets..................      (125,000)                                                         (125,000)
                                                 ------------          -----------          ------------           ------------
                                                  161,716,000           37,421,000                                  199,137,000
                                                 ------------          -----------          ------------           ------------

EXPENSES
Hotel operations...............................    85,017,000           26,321,000            (1,756,000) (E)       109,582,000
Gaming operations..............................    24,242,000                                                        24,242,000
Interest.......................................    13,138,000                                (13,138,000) (F)         8,269,000
                                                                                               8,269,000  (F)
Depreciation and amortization..................    15,469,000            8,026,000                                   23,495,000
Administrative and operating...................     5,712,000                                     10,000  (E)         5,722,000
                                                 ------------          -----------          ------------           ------------
                                                  143,578,000           34,347,000            (6,615,000)           171,310,000
                                                 ------------          -----------          ------------           ------------

Income (loss) from continuing operations
  before minority interest.....................    18,138,000          $ 3,074,000          $  6,615,000             27,827,000
                                                                       ===========          ============
Minority interest in Partnerships (G)..........     7,013,000                                                         8,373,000
                                                 ------------                                                      ------------

Net income.....................................  $ 11,125,000                                                      $ 19,454,000
                                                 ============                                                      ============

Net income per paired share (H)................  $       1.43                                                      $       1.41
                                                 ============                                                      ============
Weighted average number of paired
  shares.......................................     7,771,000                                                        13,798,000
                                                 ============                                                      ============

See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING TRUST
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                  Historical                                                         Pro Forma
                                                   Starwood                                                           Starwood
                                                    Lodging              Acquired             Pro Forma              Lodging
                                                     Trust              Properties           Adjustments              Trust
                                                 ------------          -----------          -------------          ------------
                                                     (A)                   (B)
REVENUE
Rents from Corporation........................    $26,730,000          $                     $ 11,836,000  (C)     $38,566,000
Interest from Corporation.....................      4,761,000                                     544,000  (D)       5,305,000
Interest from mortgage and other notes .......     10,792,000                                                       10,792,000
Income from joint ventures and
  rents from leased hotel properties .........        791,000                                                          791,000
Other income..................................      1,074,000                                                        1,074,000
Loss on sales of hotel assets ................       (125,000)                                                        (125,000)
                                                  -----------          -----------           ------------          -----------
                                                   44,023,000                                  12,380,000           56,403,000
                                                  -----------          -----------           ------------          -----------

EXPENSES
Interest - other .............................     12,429,000                                 (12,429,000) (F)       8,142,000
                                                                                                8,142,000  (F)
Depreciation and amortization.................      8,977,000            4,127,000                                  13,104,000
Administrative and operating .................      2,439,000                                                        2,439,000
                                                  -----------          -----------           ------------          -----------
                                                   23,845,000            4,127,000             (4,287,000)          23,685,000
                                                  -----------          -----------           ------------          -----------

Income (loss) from continuing operations
  before minority interest....................     20,178,000          $(4,127,000)          $ 16,667,000           32,718,000
                                                                       ===========           ============
Minority interest in Partnerships (G) ........      7,314,000                                                        9,845,000
                                                  -----------                                                      -----------

Net income....................................    $12,864,000                                                      $22,873,000
                                                  ===========                                                      ===========

Net income per paired share (H) ..............    $      1.66                                                      $      1.66
                                                  ===========                                                      ===========

See accompanying notes to the pro forma statements of operations.

STARWOOD LODGING CORPORATION
UNAUDITED COMBINED PRO FORMA STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                  Historical                                                        Pro Forma
                                                   Starwood                                                          Starwood
                                                    Lodging             Acquired             Pro Forma               Lodging
                                                  Corporation          Properties           Adjustments             Corporation
                                                 ------------          -----------          ------------           ------------
                                                     (A)                   (B)
REVENUE
Hotel ........................................   $121,250,000          $37,421,000          $                      $158,671,000
Gaming .......................................     26,929,000                                                        26,929,000
Interest from notes receivable................        113,000                                                           113,000
Management fees and other income..............        892,000                                                           892,000
                                                 ------------          -----------          ------------           ------------
                                                  149,184,000           37,421,000                                  186,605,000
                                                 ------------          -----------          ------------           ------------

EXPENSES
Hotel operations .............................     85,017,000           26,321,000            (1,756,000) (E)       109,582,000
Gaming operations ............................     24,242,000                                                        24,242,000
Rent - Trust .................................     26,730,000                                 11,836,000  (C)        38,566,000
Interest - Trust .............................      4,761,000                                    544,000  (D)         5,305,000
Interest - other .............................        709,000                                   (709,000) (F)           127,000
                                                                                                 127,000  (F)
Depreciation and amortization.................      6,492,000            3,899,000                                   10,391,000
Administrative and operating .................      3,273,000                                     10,000  (E)         3,283,000
                                                 ------------          -----------          ------------           ------------
                                                  151,224,000           30,220,000            10,052,000            191,496,000
                                                 ------------          -----------          ------------           ------------

Loss before minority interest ................     (2,040,000)         $ 7,201,000          $(10,052,000)            (4,891,000)
                                                                       ===========          ============
Minority interest in Partnerships (G) ........       (301,000)                                                       (1,472,000)
                                                 ------------                                                      ------------

Net loss .....................................   $ (1,739,000)                                                     $ (3,419,000)
                                                 ============                                                      ============

Net loss per paired share  (H)................         ($0.22)                                                     $      (0.25)
                                                 ============                                                      ============

See accompanying notes to the pro forma statements of operations.

                           STARWOOD LODGING TRUST AND
                          STARWOOD LODGING CORPORATION

                       NOTES TO THE UNAUDITED COMBINED AND
                   SEPARATE PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


NOTE 1. BASIS OF PRESENTATION

The Trust and the Corporation have unilateral control of SLT Realty Limited Partnership ("Realty") and SLC Operating Limited Partnership ("Operating" and, together with Realty the "Partnerships"), respectively, and therefore, the historical financial statements of Realty and Operating are consolidated with those of the Trust and the Corporation. Unless the context otherwise requires, all references herein to the "Companies" refer to the Trust and the Corporation, and all references to the "Trust" and the "Corporation" include the Trust and the Corporation and those entities respectively owned or controlled by the Trust or the Corporation, including Realty and Operating.

NOTE 2. PRO FORMA ADJUSTMENTS

(A) Reflects the historical statements of operations of the Companies. Operations for properties sold or pending sale are not considered material to the pro forma presentation.

(B) Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the properties acquired in connection with the Offering. For additional information, please see pages F-1 through F-140 (Financial Statements and Financial Statement Schedules) of the Companies' Form S-2 as amended dated June 29, 1995. Reflects the pro forma statements of operations (reflecting the Companies' cost basis) of the GHI Properties.

         Listed below are the effects each acquired hotel had on the Combined Pro Forma Statement of Operations for the year ended December 31, 1995 (in thousands):

                                               Omni     Sheraton     Embassy
                                              Chapel     Colony       Suites        GHI
                                             Hill(1)    Square(1)    Tempe(1)    Properties     Total
                                             -------    ---------    --------    ----------    -------
REVENUE
Hotel Revenues............................   $1,265       $9,557       $4,032      $22,567     $37,421
                                             ------       ------       ------      -------     -------
EXPENSES
Hotel Expenses............................      887        7,127        2,271       16,036      26,321
Depreciation..............................      163        2,073        1,229        4,561       8,026
                                             ------       ------       ------      -------     -------
                                              1,050        9,200        3,500       20,597      34,347
                                             ------       ------       ------      -------     -------

Income before minority interest...........   $  215       $  357       $  532      $ 1,970     $ 3,074
                                             ======       ======       ======      =======     =======

(1) For additional information, please see pages F-1 through F-140 (Financial Statement Schedules) of the Companies' Form S-2 as amended dated June 29, 1995

         Additional information related to the GHI Properties is as follows:

                                               For the Year Ended December 31,
                                               -------------------------------
                               ADR                        Occupancy %                     REVPAR
                     ------------------------      ------------------------      ------------------------
Hotel                1995      1994      1993      1995      1994      1993      1995      1994      1993
- -----                ----      ----      ----      ----      ----      ----      ----      ----      ----
DFW Airport          $91       $91       $89       79%       68%       72%       $72       $62       $64
Cypress Creek        $77       $82       $81       72%       65%       75%       $55       $53       $61
Westshore            $84       $86       $82       64%       63%       70%       $54       $54       $57


(C) Reflects pro forma adjustment for rents on the following hotels and land acquired by the Companies in 1995 and 1996. The hotel leases between the Trust and the Corporation provide for annual base or minimum rents plus contingent or percentage rents based on the gross revenue of the properties and are accounted for as operating leases.

                               Hotel                           Date Contributed/Acquired
         -------------------------------------------------     -------------------------
         Omni - Chapel Hill, NC...........................           April 6, 1995
         Colony Square - Atlanta, GA......................           July 24, 1995
         Embassy Suites - Tempe, AZ.......................           July 27, 1995
         Doubletree Guest Suites - Irving, TX.............           April 26, 1996
         Doubletree Guest Suites - Ft. Lauderdale, FL.....           April 26, 1996
         Doubletree Guest Suites -Tampa, FL...............           April 26, 1996

(D) Reflects interest on the notes payable from the Corporation to the Trust at 9.5% for the note secured by the leasehold interest in the Doral property, prime plus 3% for notes secured by the Milwaukee property and prime plus 2% for unsecured notes.

(E) The Corporation intends to operate all of the Companies' hotels and terminate existing third party management contracts for all properties at the earliest practicable date. Accordingly, certain costs directly attributable to existing third party management contracts included in the pro forma statements of operations have been eliminated. Such cost savings are reflected in the pro forma statements of operations as if such contracts had been canceled as of the beginning of the periods presented. Listed below are the hotels on which third party management contracts have been or are anticipated to be terminated and the related management and other fees incurred in each period.

                                                      Fees Paid (1)
                                                      -------------
                                                           Year
                                                          Ended
                                                         12/31/95                   Status
                                                       ----------             ------------------
Hotel
- -----
Holiday Inn - Albany, GA..................             $    9,000             Terminated
Best Western - Columbus, OH...............                 33,000             Terminated
Best Western - Savannah, GA...............                 21,000             Terminated
Radisson - Gainesville, FL................                 19,000             Terminated
Park Central - Dallas, TX.................                 34,000             Terminated
Capitol Hill - Washington, DC.............                 43,000             Cancelable in 1995
French Quarter - Lexington, KY............                 21,000             Terminated
Doubletree - Rancho Bernardo, CA..........                 67,000             Terminated
Colony Square - Atlanta, GA...............                139,000             Terminated
Omni - Chapel Hill, NC....................                 23,000             Terminated
Embassy Suites - Tempe, AZ................                406,000             Terminated
GHI Properties............................                941,000             Cancelable in 1996
                                                       ----------
                                                        1,756,000
                                                       ==========

- ------------------

(1) Fees include base and incentive management fees as well as accounting fee chargebacks and other corporate costs.

         Pro Forma administrative and operating expenses reflect (i) increases in operating expenses resulting principally from additional corporate office personnel and (ii) decreases in operating expenses resulting form a decrease in director's and officers' liability insurance. Such cost adjustments are reflected in the pro forma statements of operations as follows:

                                                                      Administrative
                                                                           and
                                                                        Operating
                                                                         Expenses
                                                                      --------------
                                                                           Year
                                                                          Ended
                                                                         12/31/95
                                                                      --------------
Additional personnel costs and corporate travel........                  $ 97,000
Decrease in directors' and officers' liability insurance                  (87,000)
                                                                         --------
                                                                         $ 10,000
                                                                         ========

(F) Reflects the elimination of historical and pro forma interest expense related to the debt repaid from the proceeds of the Offering and the addition of interest expense on pro forma amounts outstanding calculated as follows:

                                                                                       Year Ended 12/31/95
                                                                              -------------------------------------
                                                                                Trust         Corp        Combined
                                                                              ---------      -------      ---------
Interest on GSI note........................................................                  97,000         97,000
Interest expense on amount outstanding under line of credit
  (subsequent to offering)..................................................  2,120,000                   2,120,000
Interest expense relating to acquisition of the GHI Properties(1)...........  5,329,000                   5,329,000
Interest expense relating to additional draw down on line (2)...............    531,000                     531,000
Other.......................................................................    162,000       30,000        192,000
                                                                              ---------      -------      ---------
Total Interest Expense - pro forma..........................................  8,142,000      127,000      8,269,000
                                                                              =========      =======      =========

(1) Assumes draw down to acquire properties on January 1, 1995

(2) Assumes draw down of $9.8 million on January 1, 1995 to reflect actual draw down in 3rd quarter


(G) Net income (loss) per paired share has been computed using the weighted average number of paired shares and equivalent paired shares outstanding. All paired share information has been adjusted to reflect a one-for-six reverse split effective June 12, 1995.

(H) Reflects Starwood Capital's minority interest in the income of the Partnerships.

Arthur Andersen LLP


To the Partners of
Guaranteed Hotel Investors 1985, L.P.:


We have audited the accompanying statement of net assets of Hotel operations of GUARANTEED HOTEL INVESTORS 1985, L.P. (a Delaware Limited Partnership) as of December 31, 1995, and the related statements of Hotel operating revenue and expenses and Hotel cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements have been prepared for inclusion in Form 8-K of SLT Realty Limited Partnership (SLT) pursuant to the Purchase Agreement as described in Note 1 between Guaranteed Hotel Investors 1985, L.P. (GHI) and SLT dated October 27, 1995, and are not intended to be a complete presentation of GHI's assets and liabilities or results of its operations or its cash flows.

In our opinion, the statements referred to above present fairly, in all material respects, the net assets of Hotel operations of GHI as of December 31, 1995, and the results of the Hotel operations and the Hotel cash flows for the year then ended, in conformity with generally accepted accounting principles.



Arthur Andersen LLP



Phoenix, Arizona,
  March 25, 1996.

                      GUARANTEED HOTEL INVESTORS 1985, L.P.

                   STATEMENT OF NET ASSETS OF HOTEL OPERATIONS

                             AS OF DECEMBER 31, 1995

                                    (NOTE 1)

CURRENT ASSETS:
  Accounts receivable                                              $   718,454
  Other receivables                                                     10,303
  Prepaid expenses                                                     280,832
                                                                   -----------
            Total current assets                                     1,009,589
                                                                   -----------

PROPERTY AND EQUIPMENT, at historical cost:
  Land                                                               5,396,153
  Buildings and improvements                                        41,350,548
  Furniture and equipment                                            7,810,114
                                                                   -----------
                                                                    54,556,815
  Less- Accumulated depreciation                                    (9,013,099)
                                                                   -----------
                                                                    45,543,716
  Operating stock                                                      337,148
                                                                   -----------
                                                                    45,880,864
                                                                   -----------
OTHER ASSETS                                                            94,641
                                                                   -----------
            Total assets                                            46,985,094
                                                                   -----------

CURRENT LIABILITIES:
  Accounts payable                                                   1,262,754
  Accrued liabilities                                                  281,956
  Advance deposits                                                      56,303
  Property taxes payable                                               508,630
  Capital lease obligations                                            111,689
                                                                   -----------
            Total current liabilities                                2,221,332
                                                                   -----------


NET ASSETS                                                         $44,763,762
                                                                   ===========


        The accompanying notes are an integral part of this Statement.

                      GUARANTEED HOTEL INVESTORS 1985, L.P.

                STATEMENT OF HOTEL OPERATING REVENUE AND EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                    (NOTE 1)

REVENUE:
  Room                                                            $18,286,393
  Food and beverage                                                 2,711,330
  Other revenue                                                     1,568,904
                                                                  -----------
            Total revenue                                          22,566,627
                                                                  -----------

EXPENSES:

  Property operating costs and expenses                             7,172,670
  General and administrative                                        2,803,639
  Advertising and promotion                                         2,154,145
  Utilities                                                         1,191,628
  Repairs and maintenance                                           1,058,664
  Property taxes and insurance                                      1,476,854
  Depreciation and amortization                                     2,473,779
  Loss on disposition of property                                      62,709
  Interest expense and other                                          115,322
                                                                  -----------
                  Total expenses                                   18,509,410
                                                                  -----------
EXCESS OF REVENUE OVER EXPENSES                                   $ 4,057,217
                                                                  ===========


        The accompanying notes are an integral part of this Statement.

                      GUARANTEED HOTEL INVESTORS 1985, L.P.

                          STATEMENT OF HOTEL CASH FLOWS

                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                    (NOTE 1)

CASH FLOWS FROM OPERATING ACTIVITIES:
  Excess of revenues over expenses                                                   $ 4,057,217
  Adjustments to net income-
    Depreciation and amortization                                                      2,473,779
    Loss on disposition of property                                                       62,709
    Change in assets and liabilities-
      Decrease in accounts receivable                                                     27,469
      Decrease in prepaids                                                               479,840
      Increase in other receivables                                                      (10,303)
      Increase in accounts payable                                                        85,524
      Increase in accrued expenses                                                       281,956
      Increase in advance deposits                                                        56,303
      Decrease in property taxes payable                                                (152,518)
                                                                                     -----------

            Net cash provided by operating activities                                  7,361,976
                                                                                     -----------

CASH FLOWS FOR INVESTING ACTIVITIES:
  Additions or improvement of property                                                (1,095,827)
                                                                                     -----------

CASH FLOWS FOR FINANCING ACTIVITIES:
  Payments of principal on capital lease obligations                                    (184,888)
  Cash transferred to partnership                                                     (6,081,261)
                                                                                     -----------
            Net cash used for financing activities                                    (6,266,149)
                                                                                     -----------


NET CHANGE IN CASH AND CASH EQUIVALENTS                                                     -
                                                                                     -----------

CASH AND CASH EQUIVALENTS, beginning and end of year                                 $      -
                                                                                     ===========


SUPPLEMENTAL DISCLOSURE:
  Cash paid during the year for interest                                             $    45,800
                                                                                     ===========

        The accompanying notes are an integral part of this Statement.

                      GUARANTEED HOTEL INVESTORS 1985, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1995



(1) ORGANIZATION AND BASIS OF PRESENTATION:

On October 27, 1995, SLT Realty Limited Partnership (SLT), a Delaware limited partnership, entered into an agreement (the Purchase Agreement) with Guaranteed Hotel Investors 1985, L.P. (GHI or the Partnership), a Delaware limited partnership, to purchase substantially all of the operating hotel property assets of GHI which represent three hotels located in Fort Lauderdale, Florida; Tampa, Florida; and Irving, Texas (together the Hotels or Hotel Properties).

The accompanying financial statements reflect only the Hotel operations of GHI including all normal assets, except cash, and liabilities related to the Hotel operations. The buyer, under the Purchase Agreement, will primarily acquire only the Hotel real properties and certain related assets (see Note 6). Pursuant to the Purchase Agreement, certain assets and liabilities, such as cash, receivables, and payables, will not be sold. Also, the accompanying financial statements do not include any purchase accounting adjustments which may be caused by the closing of the Purchase Agreement.
The Partnership's assets and liabilities not involved in the hotel operations have been excluded.

Each hotel property includes a restaurant; one of the hotels operates the restaurant within the hotel, whereas the other two hotels lease their respective restaurants to third party operators. During 1995, the Hotels were managed by Doubletree Partners, an affiliate of Doubletree Hotels Corporation, and were operated as Doubletree Guest Suites which provide guest rooms and group meeting room facilities. Management, accounting and data processing fees paid by GHI to Doubletree Partners for the year ended December 31, 1995 approximated $940,000.

(2) SIGNIFICANT ACCOUNTING POLICIES:

         FINANCIAL STATEMENTS

The accompanying financial statements are prepared on the accrual basis of accounting and include only those assets, excluding cash, and liabilities and those revenues and expenses that relate to the Hotel operations of GHI; therefore, they are not intended to represent the overall financial position or results of operations of GHI. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         DEPRECIATION

Depreciation on buildings, building improvements, furniture and equipment is provided using the straight-line method based upon the following estimated useful lives:

                  Buildings and improvements                          5-34 years
                  Furniture and equipment                             2-15 years

(3) CAPITAL LEASE OBLIGATIONS:

The Hotels lease telephone systems from various telephone vendors which expire in 1996. The obligations under capital lease at December 31, 1995, totaled approximately $112,000. Future minimum lease payments under capital lease for 1996 total $120,000, including interest of $8,000.

For the year ended December 31, 1995, amortization expense and accumulated amortization for equipment under capital leases was $47,000 and $824,000, respectively.

(4) INCOME TAXES:

GHI is not directly subject to income taxes; therefore, no income tax provision has been allocated to the Hotel operations.

(5) CONTINGENCY:

During 1994, Doubletree Partners spent $1,425,000 for purposes of management assumption, brand conversion, and renovation of the Hotels in connection with the management agreements between Doubletree Partners and GHI. The management agreements provide that if GHI sells the Hotels during years one through five of the agreements and Doubletree Partners is not retained by the new owners as manager of the Hotels, all of the $1,425,000 is to be reimbursed to Doubletree Partners as a sale termination fee. In connection with the proposed sale of the Hotels, SLT has agreed to assume this contingent liability.

(6) SUBSEQUENT EVENT - INVESTOR APPROVAL OF SALE OF HOTELS:

GHI entered into an agreement on October 27, 1995, to sell, subject to the consent of GHI's investors and the satisfactory completion of due diligence by SLT, fee simple title to the Hotels and certain other assets used in the operations of the Hotels, as specified in the Purchase Agreement, for a cash payment of $73,250,000. On March 15, 1996, a majority of GHI's investors approved the sale of the Hotels to SLT.

The purchase price was based upon bids received on behalf of the Partnership by an independent investment banking firm from unaffiliated third parties. SLT was awarded the bid conditional on all requirements outlined in the Purchase Agreement.

In addition to the Hotel Properties, title to other assets will pass to SLT at the close of the sale, including:

         Equipment, trade fixtures, inventory, supplies, furnishings and other items of tangible personal property situated on or about or used in connection with Hotel Properties.

         Motor vehicles used in connection with the Hotel Properties.

         To the extent assignable, governmental licenses and permits pertaining to the current ownership.

         Deposits in the form of cash or receivables, including, without limitation, credit card receivables, held by GHI as of the Closing Date (a date within 15 days after satisfaction or waiver of all of the requirements set forth in the Purchase Agreement, but in no event later than April 30, 1996) with respect to the rental of guest rooms and meeting rooms and food service for periods of time from and after the Closing Date.